UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 19, 2010
Date of Report (Date of earliest event reported)

SPRING CREEK CAPITAL CORP.
(Exact name of registrant as specified in its charter)

NEVADA	814-00783	98-0496750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Wall Street, 24th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

646-896-3050
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 - Registrant’s Business and Operations Item 1.01 Entry into a Material Definitive Agreement.

On May 19, 2010, the Registrant entered into a licensing agreement with McCoy Enterprise, LLC (the “licensor”), whereby the Registrant exclusively licensed a topical therapy treatment for open wounds such as venous statis or decubitus ulcers and the trade name “Debride” under which the treatment has been marketed. The exclusive license includes world-wide rights in perpetuity.  The licensor received as consideration for the license a 49% interest in a subsidiary of the Registrant which will hold the marketing rights to any products developed utilizing the license.  The Registrant is required to pay an annual licensing fee to the licensor of One Hundred Dollars ($100.00).

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description

10.1	Licensing Agreement dated May 19, 2010 between McCoy Enterprise, LLC and Spring Creek Capital Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRING CREEK CAPITAL CORP.
Date: May 25, 2010
	By:	/s/ Kelly T. Hickel
Kelly T. Hickel
Chief Executive Officer